Exhibit 99.1

Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS RESULTS FOR THE FIRST QUARTER 2009
AND UPDATES 2009 EARNINGS GUIDANCE

➢	Net Income for the First Quarter 2009 was $8.2 Million, or $0.27 Diluted Earnings Per Share

➢	Integration, Merger and Acquisition Related Costs and Other Charges were $2.0 Million, or $0.04 Diluted Effect on Earnings Per Share

➢	Adjusted EBITDA was $25.2 Million for the First Quarter 2009

➢	Revenues for the First Quarter 2009 were $468.2 Million

➢	Cash Flow Provided by Operating Activities for First Quarter 2009 was $13.9 Million

LOUISVILLE, Kentucky (April 30, 2009) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported the results of its first quarter ended March 31, 2009.  The Company also updated its earnings guidance for 2009.

Management Commentary

In commenting on the Company’s results for the quarter, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “We are pleased with first quarter 2009 results.  We are realizing the benefits from our key initiatives over the past year.  In addition, we are seeing favorable margin expansion from increased generic use.  By the end of this year, we estimate savings for our customers of over $250 million on an annual basis.  However, generic dispensing continues to pressure top line revenue growth.  We are also pleased to report continued improvement in cash flow as we improve billing and collection processes.”

First Quarter Ended March 31, 2009 Highlights

➢	Net income was $8.2 million; a 148% increase over the first quarter of 2008.

➢	Diluted earnings per share were $0.27 compared to $0.11 for the first quarter of 2008.
➢	Integration, merger and acquisition related costs and other charges were $2.0 million ($1.2 million, net of tax, or $0.04 diluted effect on earnings per share).
➢	Diluted earnings per share excluding the integration, merger and acquisition related costs and other charges were $0.31; a 63% increase over the first quarter of 2008.

➢	Adjusted EBITDA was $25.2 million.

➢	This represents a 19.4% increase over the first quarter of 2008.
➢	Margins improved 110 basis points to 5.4%.
➢	Synergies continue to materialize from 2008 pharmacy consolidations.

➢	Revenues were $468.2 million; a decrease of $26.9 million from the first quarter of 2008.

➢	Prescriptions dispensed were 9,919,000; a 3% decrease from the first quarter of 2008.
➢	Calendar days in quarter impacted prescriptions dispensed approximately 110,000.
➢	Revenues impacted by approximately 450 basis points increase in the generic dispensing rate.

-MORE-

PMC Reports Results for the First Quarter 2009
   Ended March 31, 2009

April 30, 2009

➢	Gross margins were $72.5 million on lower revenues.

➢	Gross margins improved 90 basis points to 15.5%.
➢	Gross margins improved as a result of increased generic dispensing and merger and integration synergies.

➢	Cash flows of $13.9 million showed continued strength.

➢	Cash flows from operations improved 24.1% over the first quarter of 2008.
➢	Cash flows from operations exceeded net income by 70%.

➢	Leverage ratio improved from 2.6 X EBITDA in the first quarter of 2008 to 2.0 X EBITDA in the first quarter of 2009.

Fiscal 2009 Earnings Guidance

The revised fiscal 2009 earnings guidance is as follows:

(in millions, except per share data)	Ranges
Revenues	$1,870.0 - $1,905.0
Adjusted earnings before interest, taxes, depreciation, amortization, integration, merger and acquisition related costs and other charges	$100.0 - $102.5
Depreciation and amortization expense	$28.8 - $28.2
Interest expense, net	$13.0 - $12.5
Tax rate	41.5% - 41.0%
Net income	$34.0 - $36.5
Diluted earnings per share	$1.11 - $1.18
Common and common equivalent shares outstanding	30.8
Capital expenditures	$28.4

The lower revenue guidance is primarily the result of a higher generic dispensing rate, which reduced revenues and at the same time improved margins.  The earnings guidance does not reflect any significant changes in reimbursement or material acquisitions.

Conference Call

Management will hold a conference call to review the financial results for the first quarter ended March 31, 2009, on May 1, 2009, at 10:00 a.m. ET.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through May 15, 2009, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 35003118.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of March 31, 2009, PharMerica operated approximately 100 institutional pharmacies in 40 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to long-term care hospitals.

-MORE-

PMC Reports Results for the First Quarter 2009
   Ended March 31, 2009

April 30, 2009

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other things, the Company’s continued focus on its initiatives of growing our client base, improving client retention and streamlining our operations and billing processes, the information concerning the Company’s “guidance” and possible future results of operations, the Company’s ability to purchase acquisition targets, and the strength of the Company’s financial performance during 2009.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including current reports on Form 10-Q, filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

-MORE-

PMC Reports Results for the First Quarter 2009
   Ended March 31, 2009

April 30, 2009

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except share and per share amounts)

	Three Months Ended March 31,
	2008		2009
	Amount	% of Revenues	Amount	% of Revenues
Revenues	$495.1	100.0%	$468.2	100.0%

Cost of goods sold	422.6	85.4	395.7	84.5

Gross profit	72.5	14.6	72.5	15.5

Selling, general and administrative expenses	57.3	11.7	52.0	11.1

Amortization expense	1.6	0.3	1.8	0.4

Integration, merger and acquisition related costs and other charges	4.1	0.8	2.0	0.4

Operating income	9.5	1.8	16.7	3.6

Interest expense, net	3.7	0.7	3.2	0.7

Income before income taxes	5.8	1.1	13.5	2.9

Provision for income taxes	2.5	0.5	5.3	1.1

Net income	$3.3	0.6%	$8.2	1.8%

	Three Months Ended March 31,
	2008	2009
Earnings per common share:
Basic	$0.11	$0.27
Diluted	$0.11	$0.27

Shares used in computing earnings per common share:
Basic	30,064,929	30,211,699
Diluted	30,086,020	30,311,930

-MORE-

PMC Reports Results for the First Quarter 2009
   Ended March 31, 2009

April 30, 2009

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	Dec. 31, 2008	March 31, 2009

ASSETS
Current assets:
Cash and cash equivalents	$41.3	$52.1
Accounts receivable, net	219.3	218.7
Inventory	73.4	72.0
Deferred tax assets	24.9	40.7
Prepaids and other assets	16.7	13.8
	375.6	397.3

Equipment and leasehold improvements	97.1	101.7
Accumulated depreciation	(43.1)	(47.4)
	54.0	54.3

Deferred tax assets, net	59.4	37.7
Goodwill	113.7	113.7
Intangible assets, net	73.4	71.6
Other	3.1	3.0
	$679.2	$677.6

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$54.4	$46.6
Salaries, wages and other compensation	36.3	31.4
Other accrued liabilities	12.6	11.9
	103.3	89.9

Long term debt	240.0	240.0
Other long term liabilities	16.1	17.7

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2008 and March 31, 2009	–	–
Common stock, $0.01 par value; 175,000,000 shares authorized; 30,477,558 shares and 30,484,522 shares issued and outstanding as of December 31, 2008 and March 31, 2009, respectively	0.3	0.3
Capital in excess of par value	338.7	339.5
Accumulated other comprehensive loss	(2.8)	(1.6)
Retained deficit	(16.4)	(8.2)
	319.8	330.0
	$679.2	$677.6

-MORE-

PMC Reports Results for the First Quarter 2009
   Ended March 31, 2009

April 30, 2009

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended March 31,
	2008	2009
Cash flows provided by (used in) operating activities:
Net income	$3.3	$8.2
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	5.9	4.7
Amortization	1.6	1.8
Integration, merger and acquisition related costs and other charges	0.5	0.2
Stock-based compensation	1.0	0.6
Amortization of deferred financing fees	0.1	0.1
Deferred income taxes	2.5	4.8
Loss on disposition of equipment	–	0.1
Other	(0.3)	(0.1)
Change in operating assets and liabilities:
Accounts receivable, net	(4.4)	0.6
Inventory and other assets	(2.4)	1.4
Prepaids and other assets	4.9	3.1
Accounts payable	1.2	(8.0)
Salaries, wages and other compensation	(2.4)	(5.0)
Other accrued liabilities	(0.3)	1.4
Net cash provided by operating activities	11.2	13.9
Cash flows provided by (used in) investing activities:
Purchase of equipment and leasehold improvements	(8.2)	(3.2)
Cash proceeds from sale of assets	0.1	–
Net cash used in investing activities	(8.1)	(3.2)

Cash flows provided by (used in) financing activities:
Repayments of long-term debt and capital lease obligations	(10.0)	(0.1)
Issuance of common stock	–	0.1
Cash contributions received from minority shareholders	0.1	–
Tax benefit from stock-based compensation	–	0.1
Net cash provided by (used in) financing activities	(9.9)	0.1

Change in cash and cash equivalents	(6.8)	10.8
Cash and cash equivalents at beginning of period	32.0	41.3
Cash and cash equivalents at end of period	$25.2	$52.1

Supplemental information:
Cash paid for interest	$4.0	$3.3
Cash paid for taxes	$0.3	$0.3

Supplemental schedule of non-cash activities:
Fair value of assets acquired	$(1.4)	$–
Fair value of liabilities assumed or incurred	$(1.4)	$–
Capital lease obligations	$–	$1.8

-MORE-

PMC Reports Results for the First Quarter 2009
   Ended March 31, 2009

April 30, 2009

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER AND ACQUISITION RELATED COSTS AND OTHER CHARGES
(In millions, except per share amounts)

The following is a summary of integration, merger and acquisition related costs and other charges incurred by PharMerica in the first quarter of 2008 and 2009 (unaudited).

	Three Months Ended March 31,
	2008	2009
Integration costs and other charges:
Professional and advisory fees	$0.2	$–
General and administrative	1.1	0.2
Employee costs	1.6	0.8
Severance costs	0.3	0.4
Facility costs	0.9	0.6
	4.1	2.0
Acquisition costs:
Professional and advisory fees	–	–
Other costs	–	–
	–	–
Total integration, merger and acquisition related costs and other charges	$4.1	$2.0
Negative effect on diluted earnings per share	$(0.08)	$(0.04)

-MORE-

PMC Reports Results for the First Quarter 2009
   Ended March 31, 2009

April 30, 2009

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the first quarter ended March 31, 2008 and 2009 (unaudited).

	Three Months Ended March 31,
	2008	2009
Customer licensed beds:
Beginning of period	337,043	322,376
Additions	5,157	6,762
Losses	(7,974)	(8,393)
End of period	334,226	320,745

Prescription data:
Prescriptions dispensed (in thousands)	10,212	9,919
Revenue per prescription dispensed	$47.02	$45.71
Gross profit per prescription dispensed	$6.83	$7.03

Use of Non-GAAP Measures
PharMerica calculates Adjusted EBITDA as provided in the reconciliation below and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is used in conjunction with PharMerica’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses diluted earnings per share, exclusive of integration, merger and acquisition related costs and other charges, as an indicator of its core operating results.  The measurement is used in concert with net income and diluted earnings per share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges in expressing earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Diluted earnings per share, exclusive of integration, merger and acquisition related costs and other charges, does not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for diluted earnings per share as measured under GAAP.  The integration, merger and acquisition related costs and other charges excluded from the diluted earnings per share are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.

-MORE-

PMC Reports Results for the First Quarter 2009
   Ended March 31, 2009

April 30, 2009

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In millions)

	Three Months Ended March 31,
	2008	2009
Net income	$3.3	$8.2
Add:
Interest expense, net	3.7	3.2
Integration, merger and acquisition related costs and other charges	4.1	2.0
Provision for income taxes	2.5	5.3
Depreciation and amortization expense	7.5	6.5
Adjusted EBITDA	$21.1	$25.2
Adjusted EBITDA Margin	4.3%	5.4%

UNAUDITED RECONCILIATION OF DILUTED EARNINGS PER SHARE
TO ADJUSTED DILUTED EARNINGS PER SHARE
(In whole numbers)

	Three Months Ended March 31,
	2008	2009
Diluted earnings per common share	$0.11	$0.27
Integration, merger and acquisition related costs and other charges	0.08	0.04
Adjusted diluted earnings per common share after impact of above item	$0.19	$0.31

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET OPERATING CASH FLOWS
(In millions)

	Three Months Ended March 31,
	2008	2009
Adjusted EBITDA	$21.1	$25.2
Interest expense, net	(3.7)	(3.2)
Provision for income taxes	(2.5)	(5.3)
Integration, merger and acquisition related costs and other charges	(3.6)	(1.8)
Provision for bad debt	5.2	7.1
Stock-based compensation	1.0	0.6
Amortization of deferred financing fees	0.1	0.1
Deferred income taxes	2.5	4.8
Loss on sales of equipment	–	0.1
Other	(0.3)	(0.1)
Changes in assets and liabilities	(8.6)	(13.6)
Net Cash Flows from Operating Activities	$11.2	$13.9

-END-